SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 3, 2005

CERUS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-21937	68-0262011
(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)

2411 Stanwell Drive

Concord, California 94520

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (925) 288-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                  Results of Operations and Financial Condition.

On May 3, 2005, Cerus Corporation (the “Company”) hosted a conference call reporting on its financial results for its first quarter ended March 31, 2005.  A transcript of the conference call is furnished pursuant to Item 2.02 as Exhibit 99.1 hereto.

Item 7.01.                  Regulation FD Disclosure.

On May 3, 2005, the Company hosted a conference call reporting on its financial results for its first quarter ended March 31, 2005.  During the conference call, access to the webcast of the call using links from the Company's website was not available due to technical difficulties with the conference call webcast service.  Access to a recording of the call was available shortly after the call was completed.  A transcript of the conference call is furnished pursuant to Item 7.01 as Exhibit 99.1 hereto.

Item 9.01.                  Financial Statements and Exhibits.

(c)                    Exhibits

99.1                           Transcript of conference call hosted on May 3, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERUS CORPORATION

Dated: May 4, 2005	By:	/s/ William J. Dawson
William J. Dawson
Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Transcript of conference call hosted on May 3, 2005.